- ----------------------------------------------------------------------------


                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                  FORM 8-K
                                  ========

                               CURRENT REPORT
                               --------------



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    ----------------------------------------------------------------------


            Date of Report (Date of earliest event reported)  N.A.
                                                              ----



                                  MESA INC.
                                  =========
           (Exact name of registrant as specified in its charter)




                                   1-10874
                            ----------------------
                            Commission File Number

            Texas                                           75-2394500
            -----                                           ----------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)


2600 Trammell Crow Center
    2001 Ross Avenue
      Dallas, Texas                                            75201
- -------------------------                                      -----
 (Address of Principal                                       (Zip Code)
   Executive Offices)


                               (214) 969-2200
                               --------------
            (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
        (Former name or former address if changed since last report)




- ----------------------------------------------------------------------------

Item 5.  Other Events
- ---------------------

     Pursuant to Article II, Sections 9 and 10 of the Amended and Restated Bylaws of MESA Inc. ("Mesa"), notice is hereby given that the Annual Meeting of the Stockholders of MESA Inc. will be held at the Loews Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas 75207 at 10:00 a.m. on Wednesday, May 17, 1995.

                                 SIGNATURES
                                 ==========

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                MESA INC.
                                                (Registrant)


                                            By: /s/ William D. Ballew
                                                -------------------------
                                                William D. Ballew
                                                Controller


Date:  February 17, 1995
       -----------------